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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 23, 2005

                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

       000-07258                                       23-1721355
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(Commission File Number)                    (I.R.S. Employer Identification No.)

             450 Winks Lane, Bensalem, Pennsylvania         19020
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            (Address of Principal Executive Offices)      (Zip Code)

                                 (215) 245-9100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

         On June 23, 2005, the Board of Directors approved changes to the Company's compensation program for non-employee Directors, as follows:

     o Annual cash retainer for each Director increased from $30,000 to $36,000.

     o The annual cash retainer for service as Chairperson of the Audit Committee increased from $5,000 to $10,000. The annual retainer for service as Chairperson of other Board committees remains at $5,000.

     o Stock options granted to each non-employee Director at the date of each Annual Meeting of Shareholders increased from 6,500 to 7,500. Other terms of non-employee Directors' options are unchanged.

     o Restricted stock units ("RSUs") granted to each non-employee Director at the date of each Annual Meeting of Shareholders increased from 3,000 to 7,500. Other terms of non-employee director RSUs are unchanged.

     o Additional compensation for the Lead Independent Director was authorized, in the form of a one-time special award of $30,000. This amount is in addition to the $20,000 regular annual fee paid to the Lead Independent Director (who is also paid the regular compensation of a non-employee Director). This one-time special award was authorized in light of additional duties performed by the director serving as Lead Independent Director.

         The changes to the non-employee Directors' compensation program became effective immediately. Thus, equity awards granted on June 23, 2005, the date of the Company's 2005 Annual Meeting of Shareholders, were granted in accordance with the revised program. In particular, the stock options were granted to each non-employee Director with an exercise price of $9.10 per share, being the closing price of the Company's Common Stock as reported by the NASDAQ National Market on June 23, 2005, the date of the grant.

         Except for the changes described above, the terms of the non-employee Director compensation program remain as described on pages 14-15 of the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on May 23, 2005. The 2003 Non-Employee Directors Compensation Plan was attached as Appendix B to the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on May 22, 2003.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.

10.1 Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Stock Option Agreement.

10.2 Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Restricted Share Units Agreement.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHARMING SHOPPES, INC.
                                             ----------------------
                                             (Registrant)
Date: June 28, 2005
                                             /S/ ERIC M. SPECTER
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                                             Eric M. Specter
                                             Executive Vice President
                                             Chief Financial Officer


























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                                  EXHIBIT INDEX


Exhibit No.     Description
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   10.1         Form of Charming Shoppes, Inc. 2003 Non-Employee Directors
                Compensation Plan Stock Option Agreement.

   10.2 Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Restricted Share Units Agreement.








































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